                                                                   Exhibit 99.08

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1
              ----------------------------------------------------

                    Monthly Period:                  11/1/01 to
                                                     11/30/01
                    Distribution Date:               12/17/01
                    Transfer Date:                   12/14/01

     Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          -------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date
             per $1,000 original certificate principal
             amount
                                                 Class A               $ 1.71111
                                                 Class B               $ 1.87444
                                                 CIA                   $ 2.29444

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                                 Class A               $ 1.71111
                                                 Class B               $ 1.87444
                                                 CIA                   $ 2.29444


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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-1
       Page 2


          3. The amount of the distribution set forth in
             paragraph 1 above in respect of principal on
             the Certificates, per $1,000 original
             certificate principal amount
                                                   Class A       $       0.00000
                                                   Class B       $       0.00000
                                                   CIA           $       0.00000

     B.   Information Regarding the Performance of the Trust.
          ---------------------------------------------------

          1. Allocation of Principal Receivables.
             ------------------------------------

             The aggregate amount of Allocations of
             Principal Receivables processed during the
             Monthly Period which were allocated in
             respect of the Certificates
                                                   Class A       $108,039,876.61
                                                   Class B       $  9,739,062.18
                                                   CIA           $ 12,378,621.06
                                                                 ---------------
                                                   Total         $130,157,559.85

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1) The aggregate amount of Allocations of
                  Finance Charge Receivables processed
                  during the Monthly Period which were
                  allocated in respect of the Certificates
                                                   Class A       $ 11,376,409.60
                                                   Class B       $  1,025,506.18
                                                   CIA           $  1,303,447.10
                                                                 ---------------
                                                   Total         $ 13,705,362.88

             (b1) Principal Funding Investment Proceeds
                  (to Class A)                                   $          0.00
             (b2) Withdrawals from Reserve Account (to
                  Class A)                                       $          0.00
                                                                 ---------------
                  Class A Available Funds                        $ 11,376,409.60

             (c1) Principal Funding Investment Proceeds (to
                  Class B)                                       $          0.00
             (c2) Withdrawals from Reserve Account (to
                  Class B)                                       $          0.00
                  Class B Available Funds                        $  1,025,506.18

             (d1) Principal Funding Investment Proceeds (to
                  CIA)                                           $          0.00
             (d2) Withdrawals from Reserve Account (to CIA)      $          0.00
                  CIA Available Funds                            $  1,303,447.10

             (e1) Total Principal Funding Investment Proceeds    $          0.00
             (e2) Investment Earnings on deposits to Reserve
                  Account                                        $          0.00


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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-1
       Page 3



          3. Principal Receivable / Investor Percentages
             -------------------------------------------

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of 11/30/01     $31,590,712,417.00


             (b) Invested Amount as of 11/30/01
                 (Adjusted Class A Invested Amount
                 during Accumulation Period)
                                            Class A          $   750,000,000.00
                                            Class B          $    67,770,000.00
                                            CIA              $    85,845,000.00
                                                             ------------------
                                            Total            $   903,615,000.00

             (c) The Floating Allocation Percentage:
                                            Class A                       2.374%
                                            Class B                       0.214%
                                            CIA                           0.272%
                                                                          -----
                                            Total                         2.860%

             (d) During the Accumulation Period: The
                 Invested Amount as of ______ (the last
                 day of the Revolving Period)
                                            Class A          $             0.00
                                            Class B          $             0.00
                                            CIA              $             0.00
                                                             ------------------
                                            Total            $             0.00

             (e) The Fixed/Floating Allocation Percentage:
                                            Class A                       2.374%
                                            Class B                       0.214%
                                            CIA                           0.272%
                                                                          -----
                                            Total                         2.860%

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-1
       Page 4


          4. Delinquent Balances.
             --------------------

             The aggregate amount of outstanding
             balances in the Accounts which were
             delinquent as of the end of the day
             on the last day of the Monthly Period

             (a) 30 - 59 days                                 $  523,039,137.84
             (b) 60 - 89 days                                 $  360,377,650.49
             (c) 90 - 119 days                                $  257,849,955.32
             (d) 120 - 149 days                               $  201,924,585.92
             (e) 150 - 179 days                               $  161,401,435.12
             (f) 180 or more days                             $            0.00
                                            Total             $1,504,592,764.69

          5. Monthly Investor Default Amount.
             --------------------------------

             (a) The aggregate amount of all defaulted
                 Principal Receivables written off as
                 uncollectible during the Monthly Period
                 allocable to the Invested Amount (the
                 aggregate "Investor Default Amount")
                                            Class A           $    3,565,283.72
                                            Class B           $      321,386.15
                                            CIA               $      408,490.81
                                                              -----------------
                                            Total             $    4,295,160.68


          6. Investor Charge-Offs & Reimbursements of
             ----------------------------------------
             Charge-Offs.
             ------------

             (a) The aggregate amount of Class A Investor
                 Charge- Offs and the reductions in the
                 Class B Invested Amount and the CIA
                                            Class A           $            0.00
                                            Class B           $            0.00
                                            CIA               $            0.00
                                                              -----------------
                                            Total             $            0.00

             (b) The amounts set forth in paragraph 6(a)
                 above, per $1,000 original certificate
                 principal amount (which will have the
                 effect of reducing, pro rata, the amount
                 of each Certificateholder's investment)
                                            Class A           $            0.00
                                            Class B           $            0.00
                                            CIA               $            0.00
                                                              -----------------
                                            Total             $            0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1997-1
Page 5

      (c) The aggregate amount of Class A Investor Charge-
          Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                               Class A           $          0.00
                                               Class B           $          0.00
                                               CIA               $          0.00
                                                                 ---------------
                                               Total             $          0.00

      (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                               Class A           $          0.00
                                               Class B           $          0.00
                                               CIA               $          0.00
                                                                 ---------------
                                               Total             $          0.00

   7. Investor Servicing Fee
      ----------------------
      (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                               Class A           $    937,500.00
                                               Class B           $     84,712.50
                                               CIA               $    107,306.25
                                                                 ---------------
                                               Total             $  1,129,518.75


   8. Reallocated Principal Collections
      ---------------------------------
          The amount of Reallocated CIA
          and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
          Investor Charge-Offs for the prior month.

                                               Class B           $          0.00
                                               CIA               $          0.00
                                                                 ---------------
                                               Total             $          0.00

   9. CIA Invested Amount
      -------------------
      (a) The amount of the CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month $ 85,845,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1997-1
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       (b)  The Required CIA Invested Amount as of the
            close of business on the related Distribution
            Date after giving effect to withdrawals,
            deposits and payments to be made in respect
            of the preceding month                              $ 85,845,000.00

   10. The Pool Factor
       ---------------
           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                        Class A                      1.00000000
                                        Class B                      1.00000000
                                        Total                        1.00000000

   11. The Portfolio Yield
       -------------------
         The Portfolio Yield for the related Monthly Period               12.50%


   12. The Base Rate
       -------------
         The Base Rate for the related Monthly Period                      4.29%



C  Information Regarding the Principal Funding Account
   ---------------------------------------------------

     1.  Accumulation Period

     (a) Accumulation Period Commencement Date                       12/01/2003

     (b) Accumulation Period Length (months)                                  2

     (c) Accumulation Period Factor                                        5.82

     (d) Required Accumulation Factor Number                                  8

     (e) Controlled Accumulation Amount                         $451,807,500.00

     (f) Minimum Payment Rate (last 12 months)                            12.86%


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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-1
  Page 7

        2. Principal Funding Account
           -------------------------

           Beginning Balance                                           $   0.00
              Plus: Principal Collections for related Monthly Period
                    from Principal Account                                 0.00

              Plus: Interest on Principal Funding Account Balance for
                    related Monthly Period                                 0.00

              Less: Withdrawals to Finance Charge Account                  0.00
              Less: Withdrawals to Distribution Account                    0.00
                                                                       --------
           Ending Balance                                                  0.00

        3. Accumulation Shortfall
           ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                        $   0.00

           Less: The amount deposited into the Principal Funding
                 Account for the Previous Monthly Period               $   0.00

                 Accumulation Shortfall                                $   0.00

                                                                       --------
                 Aggregate Accumulation Shortfalls                     $   0.00

        4. Principal Funding Investment Shortfall
           --------------------------------------

                 Covered Amount                                        $   0.00

           Less: Principal Funding Investment Proceeds                 $   0.00

                                                                       --------
                 Principal Funding Investment Shortfall                $   0.00
                                                                       --------

 D. Information Regarding the Reserve Account
    -----------------------------------------
        1. Required Reserve Account Analysis
           ---------------------------------

           (a) Required Reserve Account Amount percentage               0.00000%

           (b) Required Reserve Account Amount ($)                     $   0.00
               .5% of Invested Amount or other amount
               designated by Transferor)

           (c) Required Reserve Account Balance after effect of
               any transfers on the Related Transfer Date              $   0.00

           (d) Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date             $   0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-1
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      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date              $0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer            $0.00
         Date (1 (d) plus 2 above)

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly Period       7.18%




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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                                First USA Bank, National Association
                                as Servicer


                                By:  /s/ Tracie Klein
                                     ----------------------
                                     Tracie Klein
                                     First Vice President